SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
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                           JUNE 2, 2004 (JUNE 1, 2004)


                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)



        OKLAHOMA                       1-13726                   73-1395733
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(State or other jurisdiction    (Commission File No.)          (IRS Employer
        of incorporation)                                   Identification No.)


6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA                  73118
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   (Address of principal executive offices)                       (Zip Code)



                                 (405) 848-8000
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              (Registrant's telephone number, including area code)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5   OTHER EVENTS

         Chesapeake Energy Corporation ("Chesapeake") issued a Press Release on June 1, 2004. The following was included in the Press Release:


                CHESAPEAKE ENERGY CORPORATION ANNOUNCES EXTENSION
                         OF SENIOR NOTES EXCHANGE OFFER

OKLAHOMA CITY, OKLAHOMA, JUNE 1, 2004 - Chesapeake Energy Corporation (NYSE:CHK) announced today that it has extended to 5:00 p.m., Eastern Time, on June 4, 2004, its offer to exchange its 6.875% Senior Notes due 2016 that have been registered under the Securities Act of 1933 for any and all of its outstanding 6.875% Senior Notes due 2016 that were issued on November 26, 2003 in a private offering. The exchange offer had been scheduled to expire at 5:00 p.m., Eastern Time, on May 28, 2004. As of 5:00 p.m., Eastern Time, on May 28, 2004, approximately $199.95 million in aggregate principal amount of notes (out of $200.0 million aggregate principal amount outstanding) had been tendered in the exchange offer.

This press release shall not constitute an offer to purchase or exchange nor the solicitation of an offer to exchange any securities. The exchange offer is being made solely by a prospectus dated April 19, 2004 of Chesapeake Energy Corporation, including any supplements thereto, and is subject to certain conditions specified therein.

For additional information about the exchange offer, including requests for assistance or copies of the prospectus referred to above, contact the Exchange Agent, The Bank of New York, Corporate Trust Operations, Reorganization Unit, 101 Barclay Street--7 East, New York, New York, 10286, Attention: Giselle Guadalupe (Facsimile: 212-298-1915; Telephone: 212-815-6331).

Holders of notes who do not tender before 5:00 p.m., Eastern Time, on June 4, 2004, will continue to hold unregistered securities and will have no right to compel the registration of their notes under the Securities Act of 1933.

THIS DOCUMENT CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. FORWARD-LOOKING STATEMENTS INCLUDE ESTIMATES AND GIVE OUR CURRENT EXPECTATIONS OR FORECASTS OF FUTURE EVENTS. ALTHOUGH WE BELIEVE OUR FORWARD-LOOKING STATEMENTS ARE REASONABLE, THEY CAN BE AFFECTED BY INACCURATE ASSUMPTIONS OR BY KNOWN OR UNKNOWN RISKS AND UNCERTAINTIES.

CHESAPEAKE ENERGY CORPORATION IS ONE OF THE SIX LARGEST INDEPENDENT U.S. NATURAL GAS PRODUCERS. HEADQUARTERED IN OKLAHOMA CITY, THE COMPANY'S OPERATIONS ARE FOCUSED ON EXPLORATORY AND DEVELOPMENTAL DRILLING AND PRODUCING PROPERTY ACQUISITIONS IN THE MID-CONTINENT, PERMIAN BASIN, SOUTH TEXAS, TEXAS GULF COAST AND ARK-LA-TEX REGIONS OF THE UNITED STATES. THE COMPANY'S INTERNET ADDRESS IS WWW.CHKENERGY.COM.

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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             CHESAPEAKE ENERGY CORPORATION



                                     By:     /S/ AUBREY K. MCCLENDON
                                             ----------------------------------
                                                 Aubrey K. McClendon
                                               Chairman of the Board and
                                                Chief Executive Officer

Dated:  June 2, 2004

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